Exhibit 10.38

BUSINESS LEASE

THIS LEASE (“Lease”), dated as of the 1st day of February, 2007, is by and between Jay Dinklemann, as Trustee of Chicago Title Land Trust #1080459, an Illinois land trust (“Landlord”) and RCC LP , an Illinois Limited Partnership (“Tenant”).

1. DEFINITIONS. Unless otherwise indicated, capitalized terms used in this Lease shall have the meanings set forth below:

(a) “Additional Rent” shall mean all charges payable by Tenant under this Lease other than Minimum Rent.

(b) “Building” shall mean the building located on the Demised Premises.

(c) “Operating Costs” shall mean all costs incurred to insure, maintain, operate, repair and replace all elements of the Premises. Operating Costs include, but are not limited to, costs and expenses for the following: maintenance, repair and replacement (as necessary) of all structural, plumbing, electrical and mechanical components of the Building including, but not limited to, exterior and interior walls, the roof , foundation and all components of the parking lots, driveways and sidewalks surrounding the Building and located on the Premises; gardening and landscaping; utilities, water and storm sewer charges; maintenance of signs; fire alarm monitoring service; premiums for liability, property damage, fire, dram shop, business interruption and other types of insurance on the Premises and worker’s compensation insurance; all property taxes and assessments levied on or attributable to the Premises; all real and personal property taxes levied on or attributable to such property used in connection with the maintenance and operation of the Premises; fees for required licenses and permits; repairing, resurfacing, painting, lighting, cleaning, refuse removal, security, if any, and similar items. Operating Costs shall also include any parking charges, utilities surcharges, or other costs levied, assessed or imposed on the Premises by or at the direction of any governmental authority in connection with the use or occupancy of the Premises or the parking facilities included in the Premises, or pursuant to any covenants, conditions or restrictions to which the Premises are subject.

(d) “Effective Date” shall mean the date set forth in the initial paragraph of this Lease.

(e) “Guarantors: shall mean both of VCG Holding Corp. a Colorado corporation, the sole owner of Tenant; and Troy Lowrie, CEO of VCG Hold Corp., jointly and severally.

(f) “Hazardous Material” shall mean any hazardous, radioactive or toxic substance, material or waste, including, but not limited to, those substances, materials and wastes (whether or not mixed, commingled or otherwise combined with other substances, materials or wastes) listed in the United States Department Transportation Hazardous Material Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes which are or become regulated under any applicable local, state or federal law including, without limitation, any material, waste or substance which is (i) a petroleum product, crude oil or any fraction thereof, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251, et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C Section 1317), (v) defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903) or (vi) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601, et seq. (42 U.S.C. Section 9601).

(h) “Demised Premises” or “Premises” shall mean the real property located at 210 Madison Avenue, Lovejoy, Illinois 62059 and all buildings and improvements located thereon.

(i) “Lease Term” shall mean a period of 10 years and 0 months beginning on the Rent Commencement Date, plus any extended term granted by Landlord and timely and properly elected by Tenant pursuant to subparagraph 3(b) below.

(j) “Lease Year” shall mean a period of twelve consecutive months during the Lease Term which begins on the first day of the first calendar month after the Rent Commencement Date or any anniversary thereof.

(k) “Minimum Rent” shall mean the base rental for the Demised Premises set forth in subparagraph 4(a) below.

(l) “Permitted Use” shall mean operation of a restaurant and adult cabaret and no other uses.

(m) “Property” shall mean that certain real property owned by Landlord upon which the Premises are is located.

(n) “Real Property Taxes” shall mean (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the land and buildings comprising the Premises, (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency, (iii) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a transfer of all or part of Landlord’s interest in the Property. In the event that it shall not be lawful for Tenant and Landlord to apportion such future taxes, if any, then in that event, the minimum rent payable to Landlord under this Lease shall be revised to net to Landlord the same rental after imposition of any such future tax upon Landlord as would have been payable to Landlord prior to the impositions of any such tax. “Real Property Tax” does not, however, include Landlord’s federal or state income, franchise, inheritance or estate taxes.

(o) “Rent” shall mean Minimum Rent and any Additional Rent.

(p) “Rent Commencement Date” shall mean that date that Tenant’s obligation to pay rent, which shall commence on February 1st 2007.

2. LEASE OF DEMISED PREMISES. Landlord hereby leases the Demised Premises to Tenant, and Tenant hereby leases the Demised Premises from Landlord, subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by Tenant to be kept and performed.

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3. LEASE TERM/OPTION TO RENEW.

(a) The Lease Term shall begin at twelve o’clock noon on the Rent Commencement Date and shall end at twelve o’clock noon on the last day of the Tenth Lease Year. Promptly after the Rent Commencement Date, Landlord and Tenant shall execute a Certificate of Commencement setting forth the Rent Commencement Date and the expiration date of the Lease Term.

(b) Upon the condition that Tenant (a) is not in default at the time of the exercise of any option contained in this subparagraph, and (b) has, during the Lease Term and Option Periods, fulfilled all of Tenant’s obligations completely and in a timely manner, Landlord hereby grants to Tenant two (2) separate Options to Renew the Lease Term for two (2) separate, consecutive additional five (5) year periods upon the same and terms and conditions as set forth in this Lease (each an “Option”), except that the Rent payable during each Option Period will be as described in Section 4 below. The Option to Renew as provided in this paragraph, will be deemed to have been exercised by Tenant and this Lease shall automatically renew, unless, within 180 days prior to the expiration of the Lease Term, Tenant provides Landlord written notice of Tenant’s intention not to exercise the Option to Renew, in which event the Lease will expire either at the end of the Lease Term or at the end of any applicable properly executed Extended Term. The terms and conditions of this Option to Renew are personal to the Tenant, and may not be exercised by any assignee or subtenant of Tenant.

4. RENT.

(a) Minimum Rent. During the Lease Term hereof, Tenant agrees to pay the Landlord at the address as shown herein, or at such other place as the Landlord may from time to time designate in writing, “Minimum Rent” for the Demised Premises. Said rent shall be payable in advance on the first of each month, without deduction or set-off, without notice or demand, as follows:

Lease Years	Per Annum	Monthly
1-5	$60,000	$5,000
6-10	$60,000	$5,000
11-15 (Option Period One)	$60,000	$5,000
16-20 (Option Period 2)	$60,000	$5,000

In the event the Rent Commencement Date is other than the first day of a month, Tenant will pay Rent for said partial month on a pro-rata basis; provided, however, the end of the initial Term shall be on the last day of the one hundred twentieth (120th) month of the Term of this Lease.

(b) Additional Rent. During the Lease Term hereof, Tenant agrees to pay the Landlord at the address as shown herein, or at such other place as the Landlord may from time to time designate in writing, “Additional Rent,” in an amount equal to the amount by which ten (10%) percent of “Gross Sales,” as defined hereinafter, exceeds the Minimum Rent described above. The Additional Rent for each month of the term hereof shall be paid on the fifteenth day of the following month, for example, the Additional Rent for January shall be paid on February 15.

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Tenant shall keep or cause to be kept, full, complete, and proper books, records and accounts of the Gross Sales and credits of each separate department and concession at any time operated in the Demised Premises; said books, records and accounts, including any sales tax reports that Tenant may be required to furnish to any governmental agency, shall at all reasonable times be open to the inspection and audit of Landlord, Landlord’s auditor or other authorized representative or agent.

At Landlord’s expense, Landlord may cause at any reasonable time upon fifteen (15) days prior notice to Tenant a complete audit to be made of Tenant’s records relating to Gross Sales for the period covered by any statement issued by Tenant pursuant to this Lease; provided, however, that if such records are found to be incorrect to the extent of three-percent (3%) or more over the Gross Sales figure submitted by Tenant, Tenant shall pay for such audit. Tenant shall promptly pay to Landlord any deficiency, or Landlord shall promptly credit to Tenant’s account any overpayment, as the case may be, which is established by such audit. Landlord shall have the right to audit Tenant’s books and records with respect to Gross Sales twice during any Lease Year and any time within 3 years after the date of such statement.

Within thirty (30) days after the close of each Lease Year, a final adjustment and accounting for each Lease Year shall be had to determine the Gross Sales of the preceding Lease Year, and the amount of rent paid by Tenant during such preceding Lease Year, including the rent based upon the percentage of Gross Sales. In the event the amounts of rent for said Lease Year actually paid by Tenant exceed ten percent (10%) of Gross Sales as so computed on a twelve month basis, then such excess rental payments shall be promptly credited by Landlord to Tenant’s account; provided, however, that Tenant shall never pay for any Lease Year less than the Minimum Rent provided for above. In the event the amount of rent paid by Tenant is less than ten percent (10%) of Gross Sales, Tenant shall pay the difference to Landlord. All debits and credits arising under the terms of this paragraph shall be paid in any event within thirty (30) days of the completion of the final adjustment and accounting.

Tenant shall continuously during the entire Term of this Lease, occupy and operate said business on the Premises with due diligence and efficiency as to reasonably produce the maximum return and Additional Rent to Landlord.

5. SECURITY DEPOSIT.

Tenant will not be required to make a security deposit with the Lease.

6. OPERATING COSTS.

(a) This Lease is totally net to the Landlord. Tenant shall keep in repair and maintain the Premises at all times in first-class condition at Tenant’s sole cost and expense. Landlord may inspect the Premises and, if Landlord reasonably determines that Tenant is not operating, repairing and maintaining the Premises in a first-class condition, Landlord may provide

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Tenant with written notice of any such maintenance concern, and Tenant shall promptly make such repairs and needed replacements. If Tenant fails to complete such maintenance, repairs and replacements within thirty (30) days of receipt of such notice, Landlord, in addition to all other remedies available to Landlord for such failure, may undertake such repairs and Tenant shall be obligated to reimburse Landlord for Landlord’s costs within ten (10) days of receipt of an invoice therefore. The foregoing shall not require or impose any obligation on Landlord to undertake such repairs.

(b) Tenant shall pay all Operating Costs during the Lease Term and shall not permit the placement of any lien upon the Premises by any material/men, laborer or other provider of goods and services to the Premises.

7. TAXES.

(a) Tenant shall pay all Real Property Taxes on the land, buildings and other improvements constituting the Property and the Premises (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed in the Demised Premises by or for the benefit of Tenant) attributable to the Lease Term. Tenant shall pay such taxes to Landlord within twenty (20) days after Landlord delivers notice and an invoice to Tenant for such Real Property Taxes. After receipt of Tenant’s payment of the Real Property Taxes, Landlord shall forward such payment to the applicable taxing authority. If Tenant has committed an event of default under this Lease, and at Landlord’s option, Tenant shall pay Landlord in advance a sum equal to one-twelfth (1/12) of the annual Real Property Taxes payable by Tenant under this Lease, together with each payment of Minimum Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of Real Property Taxes when installments are due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

(b) Tenant shall pay before delinquency all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant which become payable during the Lease Term. In the event any or all of Tenant’s leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the Property, Tenant shall pay to Landlord its equitable share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes determined by Landlord to be applicable to Tenant’s property.

8. USE OF DEMISED PREMISES/MAINTENANCE OF LIQUOR LICENSES.

(a) Tenant shall use the Demised Premises for the Permitted Use only, and not for any other purpose, without the prior written consent of Landlord, which may be withheld in Landlord’s sole and absolute discretion. At all times during the Lease Term, Tenant shall occupy and use the Demised Premises in strict compliance with all laws, rules, regulations, ordinances, codes and any other governmental restrictions or requirements of all federal, state and local government authorities (collectively, “Laws”).

(b) Tenant shall not do or permit anything to be done in or about the Demised Premises nor bring or keep anything therein which is not within the Permitted Use of the

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Demised Premises or which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any of its contents. Tenant shall not use or allow the Demised Premises to be used for any illegal, improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Demised Premises. Tenant shall not commit any waste or permit any nuisance upon the Demised Premises or overload the floors thereof.

(c) Tenant shall not cause or permit any Hazardous Material (as herein after defined) to be brought upon, transported through, stored, kept, used, discharged or disposed in or about the Property by Tenant, its agents, employees, invitees, contractors or any other person or entity. Any such Hazardous Material brought upon, transported, used, kept or stored in or about the Property which is necessary for Tenant to operate its business for the Permitted Use will be brought upon transported, used, kept and sorted in only such quantities as are necessary for the usual and customary operation of Tenant’s business and the Permitted Use in a manner that complies with (i) all Laws having jurisdiction thereof regulating such Hazardous Material, (ii) any permits issued for any such Hazardous Material (copies of which must be delivered to Landlord before any Hazardous Material is brought in, on or about the Property), and (iii) all products and manufacturers’ instructions and recommendations, to the extent they are stricter than laws, rules, regulations, ordinances, codes or permits. If Tenant, its agents, employees or contractors, in any way breach the obligations stated in this paragraph, or if the presence of Hazardous Materials on the Property occurs on the Premises during the Lease Term which results in a release or threatened release of such Hazardous Material, on from or under the Property, or if the presence on, from or under the Property of Hazardous Materials otherwise arises out of the operation of Tenant’s business, then without limitation of any other rights or remedies available to Landlord hereunder or at law or in equity, Tenant shall indemnify, defend, protect and hold harmless Landlord (and Landlord’s directors, shareholders, officers, employees, partners, agents, mortgagees or successors to Landlord’s interest in the Demised Premises) (collectively, herein “Indemnity”) from any and all claims, sums paid in settlement of claims, judgments, damages, clean-up costs, penalties, fines, liabilities, losses or expenses (including without limitation attorney, consultant and expert fees and any fees incurred by Landlord to enforce the Indemnity) which arise during or after the Term as a result of Tenant’s breach of such obligations or such presence, release or contamination of the Property, including, without limitation, diminution in value of the Property, damages for the loss of, or the restriction on the use of, rentable or usable space or any amenity of the Property, damages arising from any adverse impact on the sale or lease of the Property, and damage and diminution in value to the Property or other properties, whether owned by Landlord or by third parties. The Indemnity includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or groundwater on, under or originating from the Property. Without limiting the foregoing, if the presence of any Hazardous Material on the Property caused or permitted by Tenant results in any contamination, release or threatened release of Hazardous Material on, from or under the Property or other properties, Tenant shall promptly take all actions at its sole cost and expense which are necessary to return the Property and any other affected property to the condition existing prior to the introduction of such Hazardous Material; provided that Landlord’s approval of such actions shall first be obtained (which approval shall not be unreasonably withheld) and so long as such actions do not have or would not potentially have

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any material adverse effect on Landlord, on the Property or on other property. The Indemnity contained in this section shall survive the expiration or earlier termination of this Lease and shall survive any transfer of Landlord’s interest in the Property.

(d) In conjunction with the operation of the Premises for its Permitted Use, Tenant has obtained and shall maintain a hotel and restaurant class liquor license and adult cabaret liquor license from the State of Illinois and the City/Village of Brooklyn and County of St. Clair (the “Liquor Licenses”), copies of which shall be available for Landlord to verify Tenant’s possession of such Liquor Licenses. At all times during the terms of this Lease, Tenant shall maintain the Liquor Licenses in full force and effect. Tenant shall be solely responsible for and Tenant shall pay any and all fees, assessments, charges, levies or other monetary obligations imposed in connection with the Liquor Licenses to assure that it is maintained in good standing throughout the term of this Lease. In the event Tenant receives any notice of violation, citation, written or oral warning, or any complaint, objection, or challenge to the Liquor Licenses, Tenant shall notify Landlord in writing of such information within one (1) business day of receipt of such written or oral notice and, if such notice was written, Tenant shall include in said notice a copy of any notice, citation, correspondence or other written information provided to Tenant. Tenant shall take all action required to maintain the Liquor Licenses in good standing and in full compliance with the rules, regulations, ordinances and statutes of the City/Village, County and State in which the Premises are located and shall take no action, which may place the Liquor Licenses in jeopardy in any way. Tenant agrees that it shall utilize the benefits of the Liquor Licenses only in connection with the operation of the Demised Premises for a restaurant and adult cabaret and shall file no application to (i) amend the status of the Liquor Licenses, (ii) amend the composition of the Tenant, (iii) transfer the Liquor Licenses or (iv) amend the location of the Premises served by the Liquor Licenses without the advance written approval of the Landlord which may be withheld in the Landlord’s sole discretion.

9. COMPLIANCE WITH LAWS. Tenant shall not use the Demised Premises or permit anything to be done in or about the Demised Premises which will in any way violate or conflict with any Law now in force or which may hereafter be enacted or promulgated including, without limitation, the Americans with Disabilities Act. Tenant shall, at its sole cost and expense, promptly comply with all Laws now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Demised Premises, excluding structural changes not related to or affected by Tenant’s improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or allow to be made any alterations, additions or improvements to or of the Demised Premises or any part thereof without first obtaining the prior written consent of Landlord and any alterations, additions or improvements to or of the Demised Premises, including, but not limited to, wall covering, paneling and built in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to Landlord and shall be surrendered with the Demised Premises. In the event Landlord consents to the making of any alterations,

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additions or improvements to the Demised Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense and shall be completed in a good and workmanlike manner, free of any liens, and in compliance with all Laws. Upon the expiration or sooner termination of the Term, Tenant shall, upon written demand by Landlord, at Tenant’s sole cost and expense, forthwith and with all due diligence, remove any alterations, additions or improvements made by Tenant which are designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Demised Premises caused by such removal.

11. MAINTENANCE AND REPAIR.

(a) By its entry into the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises in its AS IS condition and as being in good order, condition and repair. Tenant shall, at Tenant’s sole cost and expense, keep the Demised Premises and every part thereof in first class condition and repair, including without limitation, the maintenance, replacement and repair of any storefront, doors, window casements, glazing, plumbing, pipes, electrical wiring and conduits, and the heating and air conditioning (“HVAC”) system. Tenant shall obtain a service contract for repairs and maintenance of the HVAC system and shall provide to Landlord a copy of the service contract along with written details of any and all scheduled and other repairs and maintenance performed on the HVAC system within ten (10) days of the date of such performance. Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Demised Premises to Landlord in first class condition, in working order, broom clean, ordinary wear and tear excepted. Any damage caused by Tenant’s use of the Demised Premises or otherwise occurring during the Term shall be repaired at the sole cost and expense of Tenant.

(b) Tenant shall repair and maintain the structural portions of the Building, including the exterior walls, roof, parking areas, and exterior portions of the Property. Landlord shall not be liable for Tenant’s failure to make any repairs or to perform any maintenance. There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Demised Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives any right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

(c) If Tenant refuses or neglects to repair or maintain or make any required replacements to the Premises, as required herein, to the reasonable satisfaction of Landlord, Landlord shall provide Tenant with written notice of any such refusal or neglect and Tenant shall repair any item mentioned in said notice within thirty (30) days thereafter. If Tenant has not made such repairs within the 30-day period, Landlord, in addition to all other rights and remedies available to Landlord, may make such repairs without liability to the Tenant for any loss or damage it may accrue to Tenant’s merchandise, fixtures or other property or to Tenant’s business by reason thereof and, upon completion thereof, Tenant shall pay Landlord’s costs for making such repairs upon presentation of a bill thereof. In the event Tenant does not pay such bill within ten (10) days of its receipt, such failure shall be an event of default hereunder, Landlord shall be entitled to utilize all of its remedies herein and such amount shall bear interest at the rate of eighteen percent (18%) per annum.

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12. LIENS. Tenant shall keep the Property free from any and all liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord’s sole option, that Tenant provide to Landlord, at Tenant’s sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of any improvements, additions or alterations in the Demised Premises which Tenant desires to make, to insure Landlord against any liability for mechanics and materialmen’s liens and to insure completion of the work. Landlord shall have the right to post notices on the Demised Premises, that the Demised Premises are not subject to liens of those providing labor and/or materials to the Demised Premises at the request of the Tenant pursuant to applicable Laws. Tenant shall provide Landlord with ten (10) days prior written notice prior to commencing any improvements at the Property, to allow Landlord adequate time to post said notices.

13. ASSIGNMENT AND SUBLETTING.

(a) Tenant shall not (voluntarily, by operation of law or otherwise) assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Demised Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Demised Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent may be withheld in the discretion of Landlord. The transfer of more than five percent (5%) of the membership interests of Tenant or the transfer of five percent (5%) or more of the capital stock of the owner of Tenant or the corporate Guarantor, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or such sublease requiring the Landlord’s consent in each instance. Any transfer by Troy Lowrie of his interest in Tenant or if Troy Lowrie ceases to be the control person of Tenant will be deemed a prohibited assignment of this Lease. Any prohibited assignment or subletting or any assignment or subletting without Landlord’s consent shall be void, and shall, at the option of Landlord, constitute a default under the terms of this Lease. Acceptance of Rent by Landlord from anyone other than Tenant shall not be construed as a consent or waiver by Landlord, nor as a release of Tenant, but the same shall be taken to be a payment on account of Tenant. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person.

(b) Tenant shall provide Landlord with a copy of any proposed sublease or assignment that contains the name and address of the proposed subtenant or assignee, a copy of any purchase and sale agreement for the assets of Tenant, the anticipated effective date of the proposed sublease or assignment, the duration of the term of any proposed sublease, and the amount of space any proposed subtenant will occupy. In addition, Tenant shall provide detailed information regarding the proposed subtenant’s or assignee’s financial condition and credit history, relevant business history and experience, together with any other pertinent information which Landlord reasonably requires. Landlord may require an opportunity to meet and interview the proposed subtenant or assignee as well. For purposes of Landlord’s consent to a proposed sublease or assignment, it shall be considered reasonable for Landlord to consider (i) the relative financial strength, business reputation and operational/management experience of Tenant and the proposed subtenant or assignee, (ii) any history that the proposed subtenant or anyone has with

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the liquor licensing agencies of the City/Village of Lovejoy, County of St. Clair and the State of Illinois, and (iii) whether the use of the Demised Premises after such sublease or assignment would create any nuisance or violate any federal, state or local Laws or involve Hazardous Materials.

Notwithstanding anything else in this article contained, as a condition to Landlord’s written approval of any assignment or sublease by Tenant, Landlord may require that it shall be entitled to the receipt of fifty percent (50%) of any profit derived by Tenant as a result of such assignment or sublease. Such profit is defined as any amounts received by Tenant from its assignee or subtenant in excess of the Rent required to be paid by Tenant hereunder. Tenant shall deliver all documents pertaining to any such assignment or subletting to Landlord upon Landlord’s demand. Such profit shall not include any lump-sum payment made to Tenant from its assignee or subtenant in consideration of the transfer of Tenant’s business, trade name, inventory, or goodwill: but any amount attributed to lease assignment or sale on any document concerning the transaction (including the assignee’s tax return) by assignee shall be conclusively established as not attributable to Tenant’s business, trade name, inventory or goodwill, and therefore, shall be included in Tenant’s profits as described herein. In no event shall the payment received by Landlord pursuant to this subparagraph (b) be less than $100,000.00.

(c) If Landlord consents to a proposed assignment or sublease, the form of such assignment or sublease shall be satisfactory to Landlord and shall (i) incorporate this Lease in its entirety and be subject to its terms, (ii) provide that Tenant shall remain fully liable under this Lease together with such assignee or subtenant, (iii) provide that the assignee or subtenant will comply with all terms and conditions of this Lease, (iv) provide for assumption by an assignee of all the terms, covenants and conditions which this Lease requires Tenant to perform, and (v) include a requirement that any subtenant or assignee attorn to the Landlord. Landlord’s consent will not be effective unless and until Tenant delivers to Landlord an original, duly executed assignment or sublease, as the case may be, in a form satisfactory to Landlord, as set forth herein. Tenant shall pay Landlord’s reasonable fees, not to exceed five thousand dollars ($5,000.00), incurred for review of such assignment or sublease and all other materials submitted by Tenant in connection with the request for Landlord’s consent, whether or not such assignment or sublease is approved.

(d) Any transfer for which consent is required of any party having a mortgage, deed, or trust or other encumbrance or of any lessor under any ground or underlying lease of all or any part of the Property shall not be effective until such consent is given.

14. HOLD HARMLESS.

(a) Tenant shall defend, indemnify and hold Landlord harmless against and from any and all claims arising on or in connection with the Demised Premises during the Lease Term or from the conduct of its business or from any activity, work or other things done, permitted or suffered by Tenant in or about the Demised Premises, and shall further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all costs, attorney’s fees and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon, and in case any

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action or proceeding be brought against Landlord by reason of such claim. Tenant upon written notice from Landlord shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Demised Premises, from any cause other then the misconduct of Landlord, its agents, servants or employees, and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt written notice to Landlord in case of casualty or accidents in the Demised Premises.

(b) Tenant, as a material part of the consideration to Landlord for this Lease, hereby waives and releases all claims against Landlord, its employees and agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease. or all matters occurring on the Premises during the Lease Term. Tenant covenants and agrees that Landlord and its employees will not at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, injury, death or damage (including consequential damages) to persons, property or Tenant’s business occasioned by any cause, either ordinary or extraordinary.

(c) Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light, air, or for any latent defect in the Demised Premises.

15. WAIVER OF SUBROGATION. Tenant hereby waives any and all rights of recovery against Landlord, or against the officers, shareholders, employees, agents or representatives of Landlord or such other tenants, for loss of or damage to property, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Tenant shall give notice to its insurance carriers of this mutual waiver of subrogation.

16. INSURANCE.

Commencing on the Rent Commencement Date and continuing throughout the Lease Term, Tenant shall carry and maintain the following insurance (a) an “all-risk” form of insurance policy, with an endorsement insuring against loss of Minimum Rent (including Extended Period of Recovery, if applicable) insuring the buildings and improvements of the Property (and leasehold improvements) for 100% of their replacement value; (b) fire and extended coverage insurance insuring all additions and alterations made by the Tenant to the Demised Premises and all of its fixtures, inventory, furniture and equipment for the full replacement value thereof with the broadest possible coverage (“all risk” form) on a minimum of 80% co-insurance form insuring against all risks of direct physical loss and excluding only such unusual perils as nuclear attack, earth movement, and war; (c) public liability, bodily injury and damage comprehensive insurance coverage insuring against claims of any and all personal injury, death or damage occurring in or about the Demised Premises or the sidewalks adjacent thereto, with a combined single limit coverage of not less than $2,000,000 (subject only to a commercially reasonable deductible), on an “occurrence” form and including contractual liability

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coverage for the performance by Tenant of the indemnity agreements set forth in paragraph 15 above; (d) worker’s compensation insurance insuring against and satisfying the worker’s compensation laws of the State of Illinois; and (e) “dram shop” or liquor liability insurance. Landlord may reasonably require increases in the above-described coverage from time to time, for which Tenant shall obtain the same and pay the costs thereof. Tenant’s Insurance shall be issued by an insurance company of recognized standing, authorized to do business in the State of Illinois and having a Best’s Insurance Guide rating of at least A:XV and satisfactory to Landlord. Tenant’s Insurance (other than any policy of worker’s compensation insurance) will name Landlord and such other persons or firms as Landlord specifies from time to time as additional insured. Original or copies of original policies (together with copies of the endorsements naming Landlord, and any others specified by Landlord as additional insured) and evidence of the payment of all premiums of such policies will be delivered to Landlord prior to the Rent Commencement Date, on each anniversary thereof, and at any date the prior policy expires. All public liability and property and damage liabilities maintained by Tenant will contain a provision that Landlord and any other additional insured will be entitled to recover under such policies for any loss sustained by them, their agents and employees as a result of the acts or omissions of the Tenant. Tenant’s Insurance will provide that it may not be terminated or amended except after thirty (30) days prior written notice to Landlord. All public liability property damage, liability and casualty policies maintained by Tenant shall be written as primary policies, not contributing with and not supplemental to coverage that Landlord may carry.

17. UTILITIES.

(a) Tenant shall pay for all water, gas, heat, light, power, sewer charges, telephone service and all other services and utilities supplied to the Demised Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay an equitable share thereof, to be determined by Landlord, of all charges jointly metered with other Premises.

(b) Landlord does not warrant or guarantee the continued availability of any or all of the utility services necessary or desirable for the use of the Demised Premises by Tenant. In no event shall the interruption, diminution or cessation of such services be construed as an actual or constructive eviction of Tenant, nor shall Tenant be entitled to any abatement of its Rent obligations under this Lease or on account thereof. Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, interruption, disruption or defect in the supply or character of the utilities furnished to the Demised Premises, and no such change, failure, diminution, cessation, unavailability or unsuitability shall constitute a default by Landlord or an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease.

(c) Landlord reserves the right to suspend any and all utilities service to the Demised Premises when, in Landlord’s reasonable discretion, such suspension is necessitated by reason of accident, repairs, inspections, alterations or improvements, until any of the same have been completed. In such event, Landlord shall not be deemed guilty of a breach of this Lease, nor shall Tenant be entitled to any abatement of its Rent obligations under this Lease on account thereof. If feasible and if known to Landlord, Landlord shall give Tenant prior notice of any interruption of utility services.

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18. PERSONAL PROPERTY.

Any property of Tenant remaining in the Demised Premises at any time when Landlord recovers possession of the Demised Premises shall be deemed abandoned, and Landlord shall have no responsibility or liability whatsoever for any of the same. Notwithstanding the foregoing, Landlord may store any such property in any public or private warehouse, and Tenant shall pay to Landlord promptly upon demand all costs incurred in connection with such property, including the costs of moving and storage, court costs, and attorney fees. Landlord at its option may, without notice, sell any such personal property at any public or private sale, with or without legal process, for such prices as Landlord may obtain, and Landlord shall apply the proceeds of such sales first to the costs incurred in connection with such property, and then to any amounts due under this Lease from Tenant to Landlord, and the surplus, if any, to Tenant.

19. FAILURE TO SURRENDER POSSESSION.

(a) The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Demised Premises will be substantial, will exceed the amount of the monthly installments of the Rent payable hereunder, and will be impossible to measure accurately.

(b) Tenant therefore agrees that if possession of the Demised Premises is not surrendered to Landlord upon the expiration or sooner termination of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall pay to Landlord, as liquidated damages, for each month and for each portion of any month during which Tenant holds over in the Demised Premises after the expiration or sooner termination of this Lease, a sum equal to one and one-half (1 1/2) times the aggregate of that portion of the monthly Rent and Additional Rent that was payable under this Lease during the last month of the term hereof. The provisions of this subparagraph shall survive the expiration or sooner termination of this Lease.

(c) No provision of this paragraph 19 or any other provision of this Lease shall be deemed to permit Tenant to retain possession of the Demised Premises after the expiration or sooner termination of the Lease Term, or to have extended or renewed the Lease Term beyond its expiration or termination, except by timely and proper exercise by Tenant of the Option as provided in subparagraph 3(b) above (if applicable). Acceptance of any payment of Rent during any holdover period by Landlord shall not be deemed acceptance of Tenant’s occupancy.

(d) At the termination of this Lease, either upon the expiration of its term or upon default, Tenant, on request by Landlord, will execute any and all documents necessary to convey to Landlord and/or its assignee, the Liquor License applicable to the Demised Premises, subject to approval of the appropriate governmental authorities.

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20. ENTRY BY LANDLORD. Landlord shall at any and all times have the right to enter the Demised Premises to inspect the same, to show the Demised Premises to prospective purchasers, lenders or tenants and to post notices of non-responsibility. Landlord shall also have the right to conduct such maintenance and repair of or to the Demised Premises (or the Building) as Landlord may deem necessary, without abatement of Rent, and for that purpose may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Demised Premises shall not be unreasonably blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Landlord shall use its reasonable efforts to provide advance notice of any such entry to Tenant and shall attempt to minimize interference with Tenant’s business. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant’s business, loss of occupancy or quiet enjoyment of the Demised Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Demised Premises, excluding Tenant’s vaults, safes and files. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Demised Premises without liability to Tenant except for any failure to exercise due care for Tenant’s property. Any entry to the Demised Premises obtained by Landlord by any of such means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Demised Premises, or an eviction of Tenant from the Demised Premises or any portion thereof.

21. TENANT’S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

(a) the vacating for more than 30 days or abandonment of the Demised Premises by Tenant, or the failure to operate in accordance with this Lease on the Demised Premises for more than 10 days;

(b) failure by Tenant to pay any Rent or any other amounts when required hereunder;

(c) failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, except the payment of Rent, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant (provided, however, that if the nature of Tenant’s default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion, but in no event beyond an additional thirty (30) days);

(d) the making by Tenant or Guarantor of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant or Guarantor of a petition to have Tenant or Guarantor adjudged a bankrupt, or a petition or a reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or Guarantor, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant’s assets located at the Demised Premises or of Tenant’s interest in this Lease, where possession is not restored to

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Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Demised Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days;

(e) any of the Liquor Licenses being suspended or in imminent danger of being revoked or the revocation for any reason whatsoever; or

(f) the performance of any action at the Premises which violates any Law or the failure of Tenant to comply at all times with all Laws;

Notwithstanding the cure period allowed by any of the subparagraphs above, it shall be an immediate default under this Lease, without any notice or cure period, if: (i) Tenant fails to surrender the Demised Premises to Landlord upon the expiration or sooner termination of the Lease, or (ii) if any failure of Tenant to comply with any provision of this Lease jeopardizes any insurance coverage or causes or results in a dangerous condition on the Demised Premises or the remainder of the Property, or (iii) any order or judgment is entered against Tenant or the Demised Premises which is not fully covered by insurance, or (iv) Tenant assigns, subleases, or otherwise transfers or conveys all or any portion of its interest in this Lease or the Demised Premises in violation of this Lease, or (v) Tenant engages in any activity which violates any Law or fails to comply with any Law or any person or entity on the Demised Premises engages in any activity which violates any Law or fails to comply with any Law. In no event shall financial inability be considered a reasonable ground for failure of Tenant to cure any breach of, or failure to comply with, the provisions of this Lease.

22. LANDLORD’S REMEDIES. In the event of any such default or breach by Tenant, Landlord may take any of the following actions at any time thereafter, in its sole discretion, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach under equity or under the laws or judicial decisions of the State of Illinois.

(a) Landlord may terminate Tenant’s right to possession of the Demised Premises by any lawful means (with or without terminating this Lease), or Landlord may terminate this Lease, and in either case, Tenant shall immediately surrender possession of the Demised Premises to Landlord, and Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default including, but not limited to, the cost of recovering possession of the Demised Premises; expenses of relating, including necessary renovation and alteration of the Demised Premises; reasonable attorney fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent called for herein for the balance of the Term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided.

(b) Landlord may reenter and take possession of the Demised Premises or any part thereof, without demand or notice, and repossess the same and expel Tenant and any party claiming by, under or through Tenant, and remove the effects of both using such force for such purposes as may be necessary, without being liable for prosecution on account thereof of being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or right to bring any proceeding for breach of covenants or conditions. No such reentry or taking possession of the Demised Premises by Landlord shall be construed as an election by

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Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right, following any reentry or relating, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice. After recovering possession of the Demised Premises, Landlord may, from time to time, but shall not be obligated to, relet the Demised Premises, or any part thereof, for the account of Tenant, for such term or terms and on such conditions and upon such other terms as Landlord, in its discretion, may determine. Landlord may make such repairs, alterations or improvements as Landlord may consider appropriate to accomplish such relating, and Tenant shall reimburse Landlord upon demand for all reasonable costs and expenses (including without limitation leasing commissions and attorney fees) which Landlord may incur in connection with such relating. Landlord may collect and receive the rents for such releting but Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon such relating. Notwithstanding Landlord’s recovery of possession of the Demised Premises, Tenant shall continue to pay on the dates herein specified, the Minimum Rent and all Additional Rent which would be payable hereunder if such repossession had not occurred, less a credit for the net amounts, if any, actually received by Landlord through any relating of the Demised Premises.

(c) Landlord may maintain Tenant’s right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Demised Premises. In such event Landlord shall be entitled to enforce all of Landlord’s rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

(d) Landlord may, at its election upon notice to Tenant, terminate this Lease and accelerate all Rent and Additional Rent due or which will become due for the remainder of the Lease Term, discounted to the present value of any and all Minimum Rent and Additional Rent and other monetary payments, such present value to be calculated by Landlord, using the then prevailing interest rate for U.S. Treasury notes which have a maturity date equal to or most equal to the remaining term of the Lease. In addition, Landlord may recover all other damages it incurs as a result of such default from Tenant. Upon Tenant’s payment of such accelerated Rent and Additional Rent, this Lease shall terminate.

(e) In any event, Landlord shall be entitled to recover interest on any unpaid Rent or any amounts owing pursuant to this Lease not paid when due at the rate of eighteen percent (18%) per annum from the date due until paid in full.

(f) No re-entry or taking possession of the Demised Premises by Landlord is an election on Landlord’s part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination is decreed by a court of competent jurisdiction.

(g) If Tenant refuses or neglects to perform any act for which it is responsible under this Lease, Landlord has the right (but is not obligated), upon giving Tenant reasonable written notice of its election to do so (except in the case of an event of default, for which no notice is required) to perform and act on behalf of and for the account of Tenant. In so doing, Landlord may make any payment of money or perform any other act. All sums so paid by

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Landlord and all incidental costs and expenses incurred in connection with the performance of any such act by Landlord is Additional Rent and is payable to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any of its other rights against Tenant or without releasing Tenant from any of its obligations under this Lease.

23. DEFAULT BY LANDLORD. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Demised Premises whose name and address shall theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord’s obligations is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord’s default, nor may Tenant exercise any self help, and Tenant’s remedies shall be limited to actual (not consequential or punitive) damages and/or an injunction.

24. RECONSTRUCTION.

(a) Subject to the provisions of subparagraphs (b) and (c) below, in the event the Demised Premises or any other portion of the Building is damaged by fire or other perils covered by extended coverage insurance, and such damage does not require structural demolition and reconstruction of all or part of the Building, Landlord agrees to forthwith repair such damage utilizing the proceeds of insurance and this Lease shall remain in full force and effect, except that Tenant shall be entitled to an equitable reduction of Minimum Rent from the date of damage until completion of such repairs, based on the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by Tenant in the Demised Premises.

(b) In the event that any casualty requires structural demolition and reconstruction of all or part of the Building (whether or not such reconstruction involves any portion of the Demised Premises), Landlord may, at its election, give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of a date specified in such notice not more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease and all interest of Tenant in the Demised Premises shall terminate on the date so specified in such notice, and the Minimum Rent, reduced by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by Tenant in the Demised Premises, shall be paid up to date of such termination. In the alternative, Landlord may, by written notice to Tenant within such 60-day period, elect to repair or restore such damage, in which case the Minimum Rent shall be proportionately reduced as provided in subparagraph (a) above and this Lease shall continue in full force and effect; PROVIDED, HOWEVER, that Landlord shall have the right to alter the size and configuration of the Building in the course of such reconstruction, so long as the Building as reconstructed is an integrated architectural unit and the dimensions of the Demised Premises are substantially the same as prior to such casualty.

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(c) Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to restore or repair any injury or damage by other cause to any leasehold improvements, fixtures or other personal property of Tenant, or to repair, reconstruct or restore the Demised Premises or any other part of the Building when the damage resulting from any casualty occurs during the last twenty-four months of the term of this Lease or any extension thereof.

25. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at it’s option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days written notice. If less than twenty-five percent (25%) of the Building is taken (or if more than 25% is taken but neither party elects to terminate as herein provided), the Minimum Rent thereafter to be paid shall be equitably reduced. If any part of the Property other than the Building shall be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant. In the event of any taking appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given, and Tenant hereby assigns to Landlord all Tenant’s rights, if any, to the awards and settlements and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. Tenant may apply separately to the condemning authority to obtain compensation for its relocation expenses, provided such claim does not reduce Landlord’s award.

26. SIGNS. Tenant may affix and maintain only such signs, advertising placards, names, insignia, trademarks and descriptive material as shall have first received the written approval of Landlord as to type, size, color, location, copy nature and display qualities. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not affix any sign to the roof. Upon expiration or earlier termination of this Lease, such signage and repair any damage to the Building fascia resulting from the installation and removal of Tenant’s sign shall remain on the Building unless Landlord requests Tenant to remove such signage, in which case Tenant shall remove such signage.

27. GUARANTY. All obligations of Tenant shall be guaranteed by the Guarantor pursuant to the form of Guaranty Agreement attached hereto as Exhibit A.

28. ACCORD AND SATISFACTION. No payment by Tenant, nor receipt by Landlord, of a lesser amount than the Rent herein stipulated shall be deemed to be other than on an account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as Rent, be deemed an accord and satisfaction, and Landlord shall accept such check for payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy available to Landlord. Tenant expressly waives any right it may have to claim that any payment due from Tenant to Landlord hereunder, which payment is less than the full amount due to the Landlord or claimed by Landlord, shall be deemed an accord and satisfaction. This waiver of Tenant’s right to claim an accord and satisfaction shall be without regard to whether or not a dispute exists with regard to the amount claimed by Landlord. No payment by Tenant, nor receipt by Landlord, of a lesser amount than the full amount due pursuant to this Lease shall be deemed to be other than on an account of Tenant toward the amount claimed by Landlord, nor shall any letter or statement accompanying any such payment be deemed an accord and satisfaction, and Tenant hereby waives its right to so claim.

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29. GROSS SALES REPORTS. Within thirty (30) days after the end of each calendar quarter during the Lease Term, Tenant shall furnish to Landlord a copy of the state sales tax report showing sales made in, upon or from the Demised Premises during the preceding calendar month. Within thirty (30) days after the end of each calendar year of the term hereof, Tenant shall furnish to Landlord a statement in writing, certified to be correct, showing the total gross sales by months made in, upon or from the Demised Premises during the preceding calendar year. The term “Gross Sales” as used in this Lease shall include the entire gross receipts of every kind and nature from sales and services made in, upon or from the Demised Premises, whether upon credit or for cash, in every department operating in the Demised Premises, excepting therefrom any rebates and/or refunds to customers and the amount of all sales tax receipts which has to be accounted for by Tenant to any government, or any governmental agency. Sales upon credit shall be deemed cash sales and shall be included in the Gross Sales for the period which the merchandise is delivered or services provided to the customer.

30. GENERAL PROVISIONS.

(a) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord’s knowledge of such preceding default at the time of the acceptance of such rent.

(b) Marginal Headings. The marginal headings and titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

(c) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

(d) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and permitted assigns of the parties hereto.

(e) Recordation. Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.

(f) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Minimum Rent and scheduled Additional Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Demised Premises. Accordingly, if any installment of Rent due from Tenant shall

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not be received by Landlord or Landlord’s designee within three (3) days after the due date, then Tenant shall pay to Landlord a late charge equal to five percent (5%) per month on the outstanding balance or $500 for each instance, whatever is greater, plus any attorney fees incurred by Landlord by reason of Tenant’s failure to pay Rent when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment of Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

(g) Prior Agreements. This Lease contains all of the Agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto of their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

(h) Partial Invalidity. Any provisions of this Lease which shall prove to be invalid, void, or illegal shall in no way effect, impair or invalidate any other provision hereof, and all such other provisions shall remain in full force and effect.

(i) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

(j) Choice of Law. This Lease shall be governed by the laws of the State of Illinois.

(k) Attorney Fees. In the event any action or proceeding is brought by either party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, such amount as the court may adjudge reasonable as attorney fees. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, tenant agrees to pay all attorney fees and court costs reasonably incurred.

(l) Sale of Demised Premises by Landlord. In the event of any sale of the Demised Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease.

(m) Subordination, Attornment. Upon request of Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage or deed of trust, to any bank, insurance company or other lending institution or other lender, now or hereafter in force against the Demised Premises, and to all advances made or hereafter to be made upon the security

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thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Demised Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale, and recognize such purchaser as the Landlord under this Lease. The provisions of this subparagraph to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full Lease Term hereof.

(n) Notices. Except as set forth below, all notices to be given hereunder by either of the parties shall be in writing. Any notice may be served by Landlord upon Tenant personally by delivering the same to an employee of Tenant, or to Tenant directly. Any notice shall be deemed duly served by either party if addressed as set forth below and (i) deposited with the United States Postal Service as certified mail, return receipt requested, with proper postage prepaid, or (ii) deposited with FedEx or other reliable overnight courier for expedited delivery. Either party may change the address to which the notices may be sent by delivering a copy thereof to the other party in the manner aforesaid and sent contemporaneously by telecopy and e-mail. If service is made by personal delivery or Federal Express, such service shall be deemed completed upon actual receipt of such material. If service shall be made by certified mail, such service shall be deemed completed as of the third day following the mailing of such notice in the manner aforesaid.

To Landlord: Chicago Title Land Trust #1080459
c/o Jay Dinkleman
2041 Goose Lake Road, Suite 2A
Sauget, IL 62206

To Tenant: RCC LP
390 Union Blvd. Suite540
Lakewood, CO 80228

(o) Tenant’s Statement. Tenant shall at any time and from time to time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing containing such statements as Landlord or any prospective purchaser or mortgagee of the Property may require, including (a) certification that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, (b) Tenant’s acknowledgment that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, (c) confirmation of the Rent Commencement Date and the expiration date of the Lease Term, (d) confirmation that no rents have been paid more than one (1) month in advance, and (e) confirmation that Tenant has no right to purchase the Premises other that as contained herein. If Tenant fails to execute Tenant’s Statement within such ten (10) day period, Landlord is hereby authorized to execute Tenant’s Statement as Tenant’s attorney in fact. Any such statement may be relied upon by the prospective purchaser or encumbrance of all or any portion of the Property.

(p) Authority. If Tenant is a corporation, partnership, trust or limited liability company, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the bylaws, partnership agreement or operating agreement (as the case may be) of Tenant, and that this Lease is binding upon Tenant.

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(q) No Partnership. It is expressly understood that the Landlord and Tenant are not partners or co-venturers and that the Landlord has no right, title or interest in and to the business of the Tenant, and that the Tenant has no right to represent or bind the Landlord in any respect whatsoever, and that nothing contained herein shall be deemed, held or construed as making the Landlord a partner or associate of the Tenant, or as rendering the Landlord liable for any debts, liabilities or obligations incurred by the Tenant; it is being expressly understood that the relationship between the parties hereto is, and shall at all times remain that of Landlord and Tenant.

(r) Nondisclosure Statement. Tenant hereby agrees that as of the date set forth herein, and for the term of this Lease as set forth herein, Tenant shall not disclose the terms of this Lease or the negotiations thereof to any individual, firm or corporation. This nondisclosure statement shall not preclude Tenant from disclosing the terms of this Lease or negotiations thereunder to Tenant’s legal counsel, a financial institution, the Internal Revenue Service, or any administrative or judicial entity which may require such information.

31. BROKERS. Tenant warrants that except for the principals of Landlord (who may be licensed real estate brokers acting on their own behalf), it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease.

32. CONVEYANCE BY LANDLORD. In the event Landlord conveys or transfers its interest in the Demised Premises or Property, upon such conveyance or transfer, Landlord (and in the case of any subsequent conveyances or transfers, the then grantor or transferor) shall be released from all liability with respect to the performance of any obligations on the part of Landlord to be performed hereunder from and after the date of such conveyance or transfer. Upon notice of such transfer and receipt of a copy of the assumption agreement with the assignee or transferee, Tenant shall attorn to the new owner as landlord.

33. LIABILITY OF LANDLORD. Tenant agrees that neither Landlord nor any of Landlord’s officers, directors, beneficiaries, trustees, partners, shareholders, members or employees, shall have any personal liability hereunder. For recovering any judgment or collecting any obligation from Landlord, Tenant shall look solely to Landlord’s interest in the Property. In no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against Landlord, except to be satisfied from Landlord’s interest in the Property and its income and proceeds.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as dated:

LANDLORD: Chicago Title Land Trust #1080459

By:	/s/ Jay Dinklemann
Name:	Jay Dinklemann
Title:	Trustee and Authorized Agent
Date:	February 1, 2007

TENANT:

By:	/s/ Troy Lowrie
Name:	Troy Lowrie
Title:	CEO of GP
Date:	February 1,2007

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EXHIBIT “A”

GUARANTY OF LEASE

In order to induce Jay Dinklemann, Trustee of Chicago Title Land Trust #1080459 (“Landlord”) to enter into that certain Lease dated as of Febraury 1st 2007 (the “Lease”) with RCC LP (“Tenant”), VCG Holding Corp., a Colorado corporation, and Troy Lowrie, an individual residing in Colorado (the “Guarantors”) hereby make the following agreements with and in favor of Landlord:

1. Guarantors hereby guarantee, unconditionally and absolutely, the full and faithful performance and observance of all the covenants, terms, and conditions of the Lease to be performed and observed by Tenant, expressly including, without being limited to, the payment, when due, of Minimum Rent and Additional Rent payable under the Lease.

2. If the Lease shall be modified in any respect by agreement between Landlord and Tenant, the obligations hereunder of Guarantors shall extend and apply with respect to the full and faithful performance and observance of all the covenants, terms and conditions of the Lease and of any such modification thereof.

3. If the Lease shall be renewed, or its term extended, for any period beyond the date specified in the Lease for the expiration of said term, either pursuant to any option granted under the Lease or otherwise, or if Tenant holds over beyond the term of the Lease, the obligations hereunder of Guarantors shall extend and apply with respect to the full and faithful performance and observance of all the covenants, terms and conditions of the Lease and of any such modification thereof.

4. Insofar as the payment by Tenant of any sums of money to Landlord is involved, this Guaranty is a guaranty of payment and not of collection, and shall remain in full force and effect until payment in full to Landlord of all sums payable under the Lease and performance in full of all obligations of Tenant under the Lease. Guarantors waive any right to require that any action be brought against Tenant.

5. Guarantors do not require any notice of Tenant’s nonpayment, nonperformance, or non-observance of the covenants, terms and conditions of the Lease. Guarantors hereby expressly waive the right to receive such notice.

6. Guarantors expressly agree (without in any way limiting their liability under any other provision of this Guaranty) that Guarantors shall, at the request of Landlord, enter into a new lease with Landlord on the same terms and conditions as contained in the Lease immediately prior to its termination, for a term commencing on the termination date of the Lease and ending on the expiration date of the Lease, if the Lease shall be terminated due to a default by Tenant thereunder.

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7. The liability of each of the Guarantors is coextensive with that of Tenant and is also joint and several with Tenant and with each other, and action may be brought against Guarantors, or either of them, and carried to final judgment either with or without making Tenant a party thereto.

8. Until all of Tenant’s obligations under the Lease are fully performed, Guarantors (a) waive any rights that Guarantors may have against Tenant by reason of any one or more payments or acts in compliance with the obligations of Guarantors under this Guaranty, and (b) subordinate any liability or indebtedness of Tenant held by Guarantors to the obligations of Tenant to Landlord under this Lease.

9. Neither Guarantors’ obligation to make payment in accordance with the terms of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, released or limited in any way by any impairment, modification, release or limitation of the liability of Tenant or its estate in bankruptcy, resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or from the decision of any court interpreting the same.

10. Guarantors waive any right to require that resort be had to any security or to any other credit in favor of Tenant.

11. Guarantors waive the benefit of any statute of limitations affecting Guarantors’ liability under this Guaranty. Guarantors hereby waive the right to trial by jury in any action or proceeding that may hereafter be instituted by Landlord against Guarantors in respect of this Guaranty.

12. Guarantors, and each of them, irrevocably appoint Tenant as his or its agent for service of process related to this Guaranty.

13. Guarantors shall pay all of Landlord’s expenses, including but not limited to, attorney’s fees, incurred in enforcing this Guaranty.

14. The Lease and this Guaranty shall be governed by, interpreted under the laws of, and enforced in the courts of the State of Illinois.

15. This Guaranty, and all of the terms hereof, shall be binding on Guarantors and the successors, assigns and legal representatives of Guarantors, and shall inure to the benefit of and may be enforced by Landlord, its successors and assigns, and the holder of any mortgage to which the Lease may be subject and subordinate from time to time.

16. Anything herein or in the Lease to the contrary notwithstanding, Guarantors hereby acknowledge and agree that any security deposit or other credit in favor of the Tenant may be applied to cure any Tenant default or offset any damages incurred by Landlord under the Lease, as Landlord determines in its sole and absolute discretion, and Landlord shall not be obligated to apply any such deposit or credit to any such default or damages before bringing any

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action or pursuing any remedy available to Landlord against Guarantors. Guarantors further acknowledge that liability under this Guaranty shall not be affected in any manner by such deposit or credit, or Landlord’s application thereof.

Guarantor: VCG HOLDING CORP., a Colorado corporation

Address of Guarantor: 390 Union Street, Suite 540, Lakewood, Colorado 80228

VCG HOLDING CORP., a Colorado corporation

By:/s/ Troy Lowrie
Troy Lowrie, CEO

Guarantor: Troy Lowrie

Address of Guarantor: 390 Union Street, Suite 540, Lakewood, Colorado 80228

By:/s/ Troy Lowrie
Troy Lowrie Individually

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